                                                                  Exhibit 99


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)
Edward O. Sassower (ES-5823)


Attorneys for the Debtors and Debtors in Possession


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


-------------------------------------------------x
                                                 :
In re                                            :  Chapter 11
                                                 :
SOLUTIA INC., ET AL.,                            :  Case No. 03-17949 (PCB)
                                                 :
         Debtors.                                :  (Jointly Administered)
                                                 :
-------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

  X    All Debtors                                             Axio Research Corporation
------                                                     ---

       Solutia Inc.                                            Solutia Investments, LLC
------                                                     ---

       Solutia Business Enterprises Inc.                       Beamer Road Management Company
------                                                     ---

       Solutia Systems, Inc.                                   Monchem, Inc.
------                                                     ---

       Solutia Overseas, Inc.                                  Solutia Inter-America, Inc.
------                                                     ---

       CPFilms Inc.                                            Solutia International Holding, LLC
------                                                     ---

       Solutia Management Company, Inc.                        Solutia Taiwan, Inc.
------                                                     ---

       Monchem International, Inc.                             Solutia Greater China, Inc.
------                                                     ---


                     MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF MARCH 2005(1)
                           ----------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

                                     1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


-------------------------------------------------x
                                                 :
In re                                            :  Chapter 11
                                                 :
SOLUTIA INC., ET AL.,                            :  Case No. 03-17949 (PCB)
                                                 :
         Debtors.                                :  (Jointly Administered)
                                                 :
-------------------------------------------------x

                     MONTHLY OPERATING STATEMENT FOR THE
                             MONTH OF MARCH 2005
                             -------------------

DEBTORS' ADDRESS:                      575 Maryville Centre Dr.
                                       St. Louis, MO 63141

DEBTORS' ATTORNEY:                     KIRKLAND & ELLIS LLP
                                       Richard M. Cieri (RC-6062)
                                       Jonathan S. Henes (JH-1979)
                                       Edward O. Sassower (ES-5823)
                                       Citigroup Center
                                       153 East 53rd Street
                                       New York, New York 10022-4675

CURRENT MONTH NET INCOME ($M):         $6

REPORT PREPARER:                       Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:     April 29, 2005                    /s/ Timothy J. Spihlman
                                            -------------------------
                                            Timothy J. Spihlman
                                            Vice President and Controller

Indicate if this is an amended statement by checking here:  _______

                                     2

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                       MONTHLY DISBURSEMENTS BY DEBTOR
                         For the Month of March 2005

-------------------------------------------------------------------------------

Solutia Inc.                                                 $ 242,553,037.16
-------------------------------------------------------------------------------

Solutia Business Enterprises Inc.                            $ 100.00
-------------------------------------------------------------------------------

Solutia Systems, Inc. *                                      $ --
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                     $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                 $ 8,069,040.55
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                           $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                                $ --
-------------------------------------------------------------------------------

Axio Research Corporation                                    $ 417.11
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                   $ --
-------------------------------------------------------------------------------

Beamer Road Management Company *                             $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                              $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                  $ 19,828.00
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                         $ --
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                         $ 25,905.79
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                                $ --
-------------------------------------------------------------------------------


* These non-operating debtors had no constructive disbursements made on their behalf.

                                     3

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                           STATEMENT ON INSURANCE
                         For the Month of March 2005



All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.



                                     4

                                  SOLUTIA INC., ET. AL.,
                     Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                 (Debtors in Possession)


                                      SOLUTIA GROUP*
                     STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                                  (DOLLARS IN MILLIONS)

                                                              MONTH              QUARTER
                                                              ENDED               ENDED
                                                             MARCH 31,          MARCH 31,
                                                               2005               2005
                                                            -----------        -----------
TOTAL NET SALES                                             $      256         $      733
TOTAL COST OF GOODS SOLD                                           222                626
                                                            -----------        -----------
GROSS PROFIT                                                        34                107

TOTAL MAT EXPENSE                                                   23                 68

                                                            -----------        -----------
OPERATING INCOME                                                    11                 39

EQUITY EARNINGS FROM AFFILIATES                                      6                 14
INTEREST EXPENSE                                                    (8)               (22)
OTHER INCOME, NET                                                    -                  2

REORGANIZATION ITEMS:
      Professional fees                                             (4)               (11)
      Employee severance and retention costs                        (6)                (6)
      Adjustment to allowed claim amounts                           (7)               (11)
      Settlements of pre-petition claims                            29                 29
      Other                                                         (6)                (6)
                                                            -----------        -----------
                                                                     6                 (5)

                                                            -----------        -----------
INCOME BEFORE TAXES                                                 15                 28
Income tax expense                                                   3                  7
                                                            -----------        -----------
NET INCOME                                                  $       12         $       21
                                                            ==========-        ===========


See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases


                                     5

                                SOLUTIA INC., ET. AL.,
                   Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                               (Debtors in Possession)


                                    SOLUTIA GROUP*
               STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                                 AS OF MARCH 31, 2005

                                                                            (Dollars
                                ASSETS                                    in millions)
                                ------                                    ------------
Cash                                                                      $        66
Trade Receivables, net                                                            297
Inventories                                                                       263
Other Current Assets                                                              114
                                                                          ------------
TOTAL CURRENT ASSETS                                                              740
Property, Plant and Equipment, net                                                822
Investments in Affiliates                                                         180
Intangible Assets, net                                                            113
Other Assets                                                                      144
                                                                          ------------
TOTAL ASSETS                                                              $     1,999
                                                                          ============


                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                          $       193
Other Current Liabilities                                                         209
Short Term Debt                                                                   320
                                                                          ------------
TOTAL CURRENT LIABILITIES                                                         722
Long-Term Debt                                                                    270
Other Long-Term Liabilities                                                       262
                                                                          ------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                     1,254
LIABILITIES SUBJECT TO COMPROMISE                                               2,173
SHAREHOLDERS' DEFICIT                                                          (1,428)
                                                                          ------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                 $     1,999
                                                                          ============


See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases


                                     6


                                             SOLUTIA INC., ET. AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                            (Debtors in Possession)


                                                 SOLUTIA GROUP*
                                STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                                             (DOLLARS IN MILLIONS)

                                                                               MONTH                 QUARTER
                                                                               ENDED                   ENDED
                                                                              MARCH 31,              MARCH 31,
                                                                                2005                   2005
                                                                             -----------            -----------
NET CASH USED IN OPERATING ACTIVITIES:
         Net income                                                          $       12             $       21
         Depreciation and amortization                                               10                     30
         Changes in assets and liabilities:
           Trade receivables                                                         12                    (11)
           Inventories                                                                9                    (24)
           Accounts payable                                                         (14)                    (5)
           Other assets and liabilities                                             (35)                   (69)
                                                                             -----------            -----------
         NET CASH USED BEFORE REORGANIZATION ITEMS                                   (6)                   (58)
         OPERATING CASH FLOWS - REORGANIZATION ITEMS:
           Professional services fees                                                (4)                   (10)
           Employee severance and retention payments                                 (1)                    (2)
                                                                             -----------            -----------
                   NET CASH USED IN REORGANIZATION ITEMS                             (5)                   (12)
                                                                             -----------            -----------
                   NET CASH USED IN OPERATING ACTIVITIES                            (11)                   (70)
                                                                             ===========            ===========

NET CASH USED IN INVESTING ACTIVITIES:
         Property, plant and equipment purchases                                     (5)                   (14)
                                                                             -----------            -----------
                   NET CASH USED IN INVESTING ACTIVITIES                             (5)                   (14)
                                                                             ===========            ===========

NET CASH PROVIDED BY FINANCING ACTIVITIES:
         Net change in short-term debt obligations                                   20                     20
         Net change in cash collateralized letters of credit                          1                     15
                                                                             -----------            -----------
                   NET CASH PROVIDED BY FINANCING ACTIVITIES                         21                     35
                                                                             ===========            ===========


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  5                    (49)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                       61                    115
                                                                             -----------            -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $       66             $       66
                                                                             ===========            ===========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases


                                     7

                                  SOLUTIA INC., ET. AL.,
                      Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                  (Debtors in Possession)


                                SOLUTIA CHAPTER 11 DEBTORS
                    STATEMENT OF CONSOLIDATIONS OPERATIONS (UNAUDITED)
                                   (DOLLARS IN MILLIONS)

                                                                MONTH            QUARTER
                                                                ENDED             ENDED
                                                               MARCH 31,        MARCH 31,
                                                                 2005             2005
                                                              -----------      -----------
TOTAL NET SALES                                               $      206       $      593
TOTAL COST OF GOODS SOLD                                             190              536
                                                              -----------      -----------
GROSS PROFIT                                                          16               57

TOTAL MAT EXPENSE                                                     18               51

                                                              -----------      -----------
OPERATING INCOME                                                      (2)               6

EQUITY EARNINGS FROM AFFILIATES                                        7               16
INTEREST EXPENSE, NET                                                 (5)             (15)
OTHER INCOME, NET                                                      1                3

REORGANIZATION ITEMS:
      Professional fees                                               (4)             (11)
      Provision for rejected executory contracts                       -                -
      Employee severance and retention costs                          (6)              (6)
      Adjustment to allowed claim amounts                             22               18
      Other                                                           (6)              (6)
                                                              -----------      -----------
                                                                       6               (5)

                                                              -----------      -----------
INCOME BEFORE TAXES                                                    7                5
Income Taxes                                                           1                1
                                                              -----------      -----------
NET INCOME                                                    $        6       $        4
                                                              ===========      ===========


See Accompanying Notes to Consolidated Financial Statements

                                     8

                                SOLUTIA INC., ET. AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)


                              SOLUTIA CHAPTER 11 DEBTORS
               STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                                 AS OF MARCH 31, 2005

                                                                            (Dollars
                                ASSETS                                    in millions)
                                ------                                    ------------
Cash                                                                      $         7
Trade Receivables, net                                                            166
Account Receivables-Unconsolidated Subsidiaries                                    52
Inventories                                                                       163
Other Current Assets                                                               74
                                                                          ------------
TOTAL CURRENT ASSETS                                                              462
Property, Plant and Equipment, net                                                690
Investments in Subsidiaries and Affiliates                                        505
Intangible Assets, net                                                            101
Other Assets                                                                       92
                                                                          ------------
TOTAL ASSETS                                                              $     1,850
                                                                          ============

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------

Accounts Payable                                                          $       169
Short Term Debt                                                                   320
Other Current Liabilities                                                         130
                                                                          ------------
TOTAL CURRENT LIABILITIES                                                         619
Other Long-Term Liabilities                                                       209
                                                                          ------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                       828
LIABILITIES SUBJECT TO COMPROMISE                                               2,284
SHAREHOLDERS' DEFICIT                                                          (1,262)
                                                                          ------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                                 $     1,850
                                                                          ============

See Accompanying Notes to Consolidated Financial Statements


                                     9

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)


                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (collectively, "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain postretirement benefits and liabilities under operating contracts, all of which were assumed at the time of the spinoff of Solutia from Pharmacia (collectively, "legacy liabilities"). These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success. While Solutia believes it will be able to significantly reduce the legacy liabilities through the bankruptcy process, there can be no certainty that it will be successful in doing so.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

                                     10

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-filing date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution with respect to such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet completed its analysis of all the proofs of claim. Because the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         In order to exit Chapter 11 successfully, Solutia must propose and obtain confirmation by the bankruptcy court of a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. As provided by the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which is set to expire on July 11, 2005. No assurance can be given that any future extension requests will be granted by the bankruptcy court. Moreover, although Solutia expects to file a plan of reorganization that provides for Solutia's emergence from bankruptcy as a going concern, there can be no assurance that a plan of reorganization will be confirmed by the bankruptcy court or that any such plan will be implemented successfully.

         Solutia believes that its plan of reorganization will result in cancellation of its existing shares of common stock, as well as options and warrants to purchase its common stock, and that it is unlikely that holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, will receive any consideration for that stock or those options and warrants in such a plan of reorganization. Solutia is unable to estimate what recovery such a plan of reorganization will provide to holders of Solutia's outstanding debt securities. While Solutia filed for Chapter 11 in part to gain relief from the legacy liabilities it was required to assume when it was spun off from Pharmacia, the extent to which such relief will be achieved is uncertain at this time. It is also possible that Solutia will agree to retain a portion of the legacy liabilities as part of its plan of reorganization.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been

                                     11

condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At March 31, 2005, total liquidity for the Solutia Group was approximately $179 million, consisting of $66 million of cash and DIP facility availability of $113 million. At March 31, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $120 million, consisting of $7 million of cash and DIP facility availability of $113 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2005.

3. SUPPLEMENTAL INFORMATION--SOLUTIA GROUP YEAR-TO-DATE RESULTS OF OPERATIONS

         The $89 million, or 14 percent, increase in net sales as compared to the first quarter 2004 was primarily a result of higher average selling prices of approximately 14 percent and favorable currency exchange rate fluctuations of approximately one percent, partially offset by lower sales volumes of approximately one percent. The $37 million increase in operating income as compared to the first quarter 2004 resulted from higher net sales, controlled spending, favorable manufacturing variances and lower charges. Partially offsetting these items were higher raw material and energy costs experienced in the first quarter 2005 as compared to the first quarter 2004.

                                                      SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)


                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED MARCH 31, 2005

                                                             PRE-PETITION            POST-PETITION                   TOTAL
                                                                AMOUNT                  AMOUNT                      AMOUNT
                                                         ---------------------   ----------------------     ----------------------
1.   GROSS SALARIES AND WAGES                                             -            21,108,237.17              21,108,237.17

2.   PAYROLL TAXES WITHHELD                                               -             5,134,556.78               5,134,556.78

3.   EMPLOYER PAYROLL TAX CONTRIBUTED                                     -             1,653,145.63               1,653,145.63

4.   GROSS TAXABLE SALES                                                  -             1,016,785.23               1,016,785.23

5.   SALES TAXES COLLECTED / USE TAX PAID                                 -               246,346.96                 246,346.96

6.   PROPERTY TAXES PAID                                                  -                13,617.26                  13,617.26

7.   OTHER TAXES PAID                                                     -               130,180.66                 130,180.66



                                     13

                                                      SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)


                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED MARCH 31, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                               PRE-PETITION  POST-PETITION         TOTAL                                      ITEM
    DEBTOR ENTITY                  DATE           AMOUNT        AMOUNT             AMOUNT    TYPE OF TAX                     NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                     03/01/05            -           3,584.53           3,584.53 Employee Payroll Taxes               2
Solutia Inc.                     03/02/05            -         110,451.46         110,451.46 Employee Payroll Taxes               2
Solutia Inc.                     03/03/05            -         215,922.86         215,922.86 Employee Payroll Taxes               2
Solutia Inc.                     03/04/05            -         195,114.05         195,114.05 Employee Payroll Taxes               2
Solutia Inc.                     03/07/05            -           6,612.41           6,612.41 Employee Payroll Taxes               2
Solutia Inc.                     03/09/05            -         103,109.08         103,109.08 Employee Payroll Taxes               2
Solutia Inc.                     03/10/05            -          77,658.00          77,658.00 Employee Payroll Taxes               2
Solutia Inc.                     03/11/05            -         193,435.98         193,435.98 Employee Payroll Taxes               2
Solutia Inc.                     03/14/05            -          40,189.18          40,189.18 Employee Payroll Taxes               2
Solutia Inc.                     03/15/05            -       1,531,099.53       1,531,099.53 Employee Payroll Taxes               2
Solutia Inc.                     03/16/05            -          99,353.77          99,353.77 Employee Payroll Taxes               2
Solutia Inc.                     03/17/05            -         199,804.94         199,804.94 Employee Payroll Taxes               2
Solutia Inc.                     03/18/05            -         207,040.54         207,040.54 Employee Payroll Taxes               2
Solutia Inc.                     03/23/05            -          93,836.36          93,836.36 Employee Payroll Taxes               2
Solutia Inc.                     03/24/05            -          81,248.42          81,248.42 Employee Payroll Taxes               2
Solutia Inc.                     03/25/05            -         403,490.95         403,490.95 Employee Payroll Taxes               2
Solutia Inc.                     03/30/05            -         113,395.61         113,395.61 Employee Payroll Taxes               2
Solutia Inc.                     03/31/05            -       1,757,671.99       1,757,671.99 Employee Payroll Taxes               2
Solutia Inc.                     03/01/05            -             724.29             724.29 Employer Payroll Taxes               3
Solutia Inc.                     03/02/05            -          30,999.71          30,999.71 Employer Payroll Taxes               3
Solutia Inc.                     03/03/05            -          62,742.45          62,742.45 Employer Payroll Taxes               3
Solutia Inc.                     03/04/05            -          46,620.55          46,620.55 Employer Payroll Taxes               3
Solutia Inc.                     03/07/05            -           1,315.73           1,315.73 Employer Payroll Taxes               3
Solutia Inc.                     03/09/05            -          29,248.79          29,248.79 Employer Payroll Taxes               3
Solutia Inc.                     03/10/05            -          24,020.99          24,020.99 Employer Payroll Taxes               3
Solutia Inc.                     03/11/05            -          46,366.63          46,366.63 Employer Payroll Taxes               3
Solutia Inc.                     03/14/05            -           8,453.60           8,453.60 Employer Payroll Taxes               3
Solutia Inc.                     03/15/05            -         533,909.21         533,909.21 Employer Payroll Taxes               3
Solutia Inc.                     03/16/05            -          28,243.99          28,243.99 Employer Payroll Taxes               3
Solutia Inc.                     03/17/05            -          65,630.52          65,630.52 Employer Payroll Taxes               3
Solutia Inc.                     03/18/05            -          49,456.75          49,456.75 Employer Payroll Taxes               3
Solutia Inc.                     03/23/05            -          27,081.71          27,081.71 Employer Payroll Taxes               3
Solutia Inc.                     03/24/05            -          24,575.10          24,575.10 Employer Payroll Taxes               3
Solutia Inc.                     03/25/05            -          56,439.61          56,439.61 Employer Payroll Taxes               3
Solutia Inc.                     03/30/05            -          31,513.70          31,513.70 Employer Payroll Taxes               3
Solutia Inc.                     03/31/05            -         604,240.79         604,240.79 Employer Payroll Taxes               3
Solutia Inc.                     03/15/05            -           4,565.30           4,565.30 Sales/Use                            5
Solutia Inc.                     03/17/05            -          38,943.30          38,943.30 Sales/Use                            5
Solutia Inc.                     03/18/05            -         161,575.79         161,575.79 Sales/Use                            5
CP Films, Inc.                   03/31/05            -          40,507.06          40,507.06 Sales                                5
CP Films, Inc.                   03/31/05            -             755.51             755.51 Use                                  5
Solutia Inc.                     03/01/05            -          13,617.26          13,617.26 Property Tax                         6
Solutia Inc.                     03/04/05            -         106,185.00         106,185.00 Other- Franchise                     7

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                                                      SOLUTIA INC., ET. AL.,
                                          Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                      (Debtors in Possession)


                                                    SOLUTIA CHAPTER 11 DEBTORS
                              SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                                    MONTH ENDED MARCH 31, 2005


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)
                                               PRE-PETITION  POST-PETITION         TOTAL                                      ITEM
    DEBTOR ENTITY                  DATE           AMOUNT        AMOUNT             AMOUNT    TYPE OF TAX                     NUMBER
------------------------------------------------------------------------------------------------------------------------------------
Axio Research Corporation        03/04/05            -             250.00             250.00 Other- Franchise                     7
Solutia Business Enterprises,
  Inc.                           03/04/05            -             100.00             100.00 Other- Franchise                     7
Solutia Inc.                     03/08/05            -           4,800.00           4,800.00 Other- Income (Minimum Tax)          7
Solutia Inc.                     03/10/05            -             340.00             340.00 Annual Report                        7
Solutia Inc.                     03/25/05            -          18,478.66          18,478.66 IRS Form 1042                        7
Solutia Inc.                     03/29/05            -              27.00              27.00 Annual Report                        7




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